EXHIBIT 23.2





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
            -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-
15894 and 33-15895.



                                   ARTHUR ANDERSEN LLP

Omaha, Nebraska,
March 27, 2000